UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2019

EXTRACTION OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-37907	46-1473923
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
370 17th Street
Suite 5300
Denver	Colorado		80202
(Address of principal executive offices)			(Zip Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01	XOG	NASDAQ Global Select Market

Registrant’s telephone number, including area code (720) 557-8300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

This Amendment No. 1 to the Current Report on Form 8-K/A (this “Amendment”) is being filed by Extraction Oil & Gas, Inc. (the “Company”) to amend the Company’s Current Report on Form 8-K containing Items 2.02 and 9.01, which was originally filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2019 (the “Original Form 8-K”) reporting the issuance of a press release announcing the financial results of the Company for the quarter ended September 30, 2019 and providing updated guidance for 2019 (the “Original Earnings Release”).

As a result of an inadvertent technical error, the version of the Original Earnings Release attached as Exhibit 99.1 to the Original Form 8-K included inaccurate financial and operational data. We are filing this Amendment for the purpose of correcting the inaccurate financial and operational data contained in the Original Earnings Release. A revised draft of the Original Earnings Release, which includes the corrected financial and operational data, is attached hereto as Exhibit 99.1 and incorporated herein by reference (the “Revised Earnings Release”). The information contained within the Revised Earnings Release amends and supersedes the information contained within the Original Earnings Release in all respects. We do not believe that any of the changes in reported information between the Original Earnings Release and the Revised Earnings Release are material to investors, either individually or in the aggregate.

The information in this Amendment, including the Revised Earnings Release attached as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, as amended, except as specifically identified therein as being incorporated by reference.

Item 9.01                   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Press Release - Third Quarter 2019 Financial and Operational Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRACTION OIL & GAS, INC.

By:	/S/ TOM L. BROCK.
Tom L. Brock
Vice President and Chief Accounting Officer (principal financial officer)

Dated: November 8, 2019

2